Exhibit 99.1

                                  PRESS RELEASE

Monterey Gourmet Foods, Inc.
1528 Moffett Street, Salinas, California 93905
831/753-6262
www.montereygourmetfoods.com
----------------------------

CONTACT:  Jim Williams, Chief Executive Officer, Ext. 118 jimw@montereypasta.com
                                                          ----------------------
          Scott Wheeler, Chief Financial Officer, Ext. 141
          scottw@montereypasta.com
          ------------------------

FOR IMMEDIATE RELEASE
---------------------

Monterey Gourmet Foods Reports Improved Third Quarter Results with Revenues Up 42% and Operating Profit Up 137% over Prior Year

      SALINAS, CA (Nov. 8, 2005) Monterey Gourmet Foods, Inc. (NASDAQ: PSTA) today reported sales of $22,772,000 for the third quarter ended September 30, 2005, a 42% increase over third quarter 2004. Operating profit was $306,000, a 137% increase from $129,000 in the third quarter of 2004. Net income was $132,000 for the third quarter or $.01 per share (diluted). On a year-to-date basis, Monterey Gourmet Foods reported a net income of $160,000 or $.01 per share (diluted) compared to a net loss of ($948,000) or ($.07) per share (diluted) in year-to-date 2004. Year-to-date sales were $61,590,000 up 30% vs. 2004.

      Jim Williams, President/CEO of Monterey Gourmet Foods comments, "We are pleased to report continuing positive progress. Our improvements for the third quarter were the result of both stronger sales from our core Monterey Pasta business which improved 10.4% over 2004, as well as ongoing positive contribution from our acquisitions. Our core business growth was achieved through a 4% growth in our base pasta/sauce line and strong acceptance of our new products, OneStep Gourmet frozen entrees (our first entry into the frozen category), refrigerated entrees and our Grilled Wraps line. Also contributing to our positive results was an improvement in gross margin of 28.9% vs. 27.2% in third quarter of 2004."

      Commenting on profits, Mr. Williams said, "Profits were impacted by significant introductory costs in launching new products, especially OneStep Gourmet. But, we believe these higher than normal selling costs will be rewarded with stronger sales and profits in the coming quarters."

      Mr. Williams concluded, "We believe our greater product line diversity achieved through new product innovations, successful assimilation of our recent acquisitions, and continuing growth in the retail supermarket channel, will position the company very well to continue positive momentum in coming quarters, bringing Monterey Gourmet Foods closer to the profitability levels our shareholders expect."

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

      This press release contains forward-looking statements concerning the effect of Monterey Gourmet Foods' corporate acquisitions and product innovations on projected earnings for future periods, including such terms as "continuing positive progress," "will be rewarded," "position the company to continue positive momentum," and "the profitability level our shareholders expect." These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Consequently, the Company wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Monterey Gourmet Foods' actual results to differ from such forward-looking statements are the following: (i) the process associated with the integrations of recent acquisitions, processes, and products, (ii) a significant reduction of sales to two major customers currently comprising a majority of total revenues, (iii) the retention of newly acquired customers including achieving volume projections for these new customers, (iv) the Company's ability to achieve improved production efficiencies in connection with the introduction of its new packaging and new items, (v) the timely and cost-effective introduction of new products in the coming months, (vi) the utilization of the recently-completed plant expansion and the increased fixed costs associated with increased plant capacity, (vii) retention of key personnel and retention of key management, (viii) the risks inherent in food production, (ix) intense competition in the market in which the Company competes and (x) Monterey Gourmet Foods' ability to source competitively priced raw materials to achieve historical operating margins. In addition, the Company's results may also be affected by general factors, such as economic conditions, political developments, interest and inflation rates, accounting standards, taxes, and laws and regulations in markets where the Company competes.

      The Company has provided additional information regarding risks associated with the business in the Company's Annual Report on Form 10-K for fiscal 2004, and its Reports of Material Events on Forms 8-K. The Company undertakes no obligation to update or revise publicly, any forward looking statements whether as a result of new information, future events or otherwise.

      Monterey Gourmet Foods manufactures USDA inspected, fresh gourmet refrigerated food products at its integrated 143,000 square foot corporate headquarters, distribution, and manufacturing facilities in Salinas, (Monterey County) California, its organic food production facility in Eugene, Oregon and its newly acquired facility in Seattle, Washington. Monterey Gourmet Foods has national distribution of its products in over 9,600 retail and club stores throughout the United States and selected regions of Canada, the Caribbean, Latin America, and Asia Pacific.

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

                          MONTEREY GOURMET FOODS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands of dollars)

                                                September 30, 2005    December 26, 2004
                                                ------------------    ------------------
                                                   (unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                     $            1,014    $              569
  Accounts receivable, net                                   7,513                 6,212
  Inventories                                                6,904                 4,325
  Deferred tax assets                                        1,128                 1,126
  Prepaid expenses and other                                 1,265                   957
                                                ------------------    ------------------

   Total current assets                                     17,824                13,189

  Property and equipment, net                               14,611                14,768
  Deferred tax assets                                        2,194                 3,952
  Deposit and other                                            193                   126
  Intangible assets, net                                    11,366                 6,114
  Goodwill                                                  12,645                 8,143
                                                ------------------    ------------------

   Total assets                                 $           58,833    $           46,292
                                                ==================    ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank overdraft                                $              124    $               --
  Line of credit                                             2,000                    51
  Accounts payable                                           4,995                 2,298
  Accrued liabilities                                        2,300                 2,319
  Current portion of long-term debt                          1,004                   757
                                                ------------------    ------------------

   Total current liabilities                                10,423                 5,425

Long-term debt                                               8,612                 1,651
Minority interest                                              159                    --

Stockholders' equity:
  Common stock                                                  14                    14
  Additional paid-in capital                                45,367                45,103
  Accumulated deficit                                       (5,742)               (5,901)
                                                ------------------    ------------------
  Total stockholders' equity                                39,639                39,216
                                                ------------------    ------------------

   Total liabilities and stockholders' equity   $           58,833    $           46,292
                                                ==================    ==================

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
                          MONTEREY GOURMET FOODS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

(000's $ except earnings per share numbers and share totals)

                                                            Third Quarter Ended                         Nine Months Ended
                                                 ---------------------------------------    ---------------------------------------
                                                 September 30, 2005   September 26, 2004    September 30, 2005   September 26, 2004
                                                 ------------------   ------------------    ------------------   ------------------
Net revenues .................................   $           22,772   $           16,032    $           61,590   $           47,405
Cost of sales ................................               16,181               11,665                44,308               35,083
                                                 ------------------   ------------------    ------------------   ------------------

Gross profit .................................                6,591                4,367                17,282               12,322
Selling, general and administrative expenses .                6,285                4,238                16,680               13,791
                                                 ------------------   ------------------    ------------------   ------------------
Operating income  (loss) .....................                  306                  129                   602               (1,469)

Other income/(expense), net ..................                    9                    7                    18                   43

Interest income/(expense), net ...............                 (167)                 (26)                 (427)                 (93)
                                                 ------------------   ------------------    ------------------   ------------------

Income (loss) before provision for income
   tax benefit/(expense) .....................                  148                  110                   193               (1,519)
Provision for income tax benefit/(expense) ...                  (16)                 (35)                  (33)                 571
                                                 ------------------   ------------------    ------------------   ------------------

Net income (loss) ............................   $              132   $               75    $              160   $             (948)
                                                 ==================   ==================    ==================   ==================


Basic income (loss) per share ................   $             0.01   $             0.01    $             0.01   $            (0.07)

Diluted income (loss) per share ..............   $             0.01   $             0.01    $             0.01   $            (0.07)

Primary shares outstanding ...................           14,467,416           14,388,062            14,436,890           14,326,989

Diluted shares outstanding ...................           14,645,608           14,489,500            14,554,923           14,461,815

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

                          MONTEREY GOURMET FOODS, INC.
                 Condensed CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)

                                                                                                 Nine Months Ended
                                                                                     ----------------------------------------
                                                                                     September 30, 2005    September 26, 2004
                                                                                     ------------------    ------------------
Cash flows from operating activities:
Net income (loss) ................................................................   $              160    $             (948)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
           Deferred income taxes .................................................                   (1)                 (725)
           Depreciation and amortization .........................................                2,242                 1,930
           Provisions for allowances for bad debts, returns,
              adjustments and spoils .............................................                  (26)                  (17)
           Changes in assets and liabilities net of acquisition of businesses:
               Accounts receivable ...............................................                   91                   919
               Inventories .......................................................               (1,935)                   37
               Prepaid expenses and other ........................................                 (238)                  329
               Bank overdraft ....................................................                  124                    --
               Accounts payable ..................................................                1,770                   216
               Accrued liabilities ...............................................                 (730)                  389
                                                                                     ------------------    ------------------
                  Net cash provided by operating activities ......................                1,457                 2,130
                                                                                     ------------------    ------------------

Cash flows from investing activities:
           Purchase of property and equipment ....................................                 (694)                 (632)
           Acquisition of businesses net of cash and minority interest ...........               (9,062)               (7,689)
                                                                                     ------------------    ------------------
     Net cash used in investing activities .......................................               (9,756)               (8,321)
                                                                                     ------------------    ------------------

Cash flows from financing activities:
           Proceeds from bank borrowing ..........................................                7,500                 2,000
           Line of credit ........................................................                2,000                    --
           Repayment of bank borrowing ...........................................                 (818)                 (440)
           Repayment of capital lease obligations ................................                   (5)                   (1)
           Proceeds from issuance of common stock ................................                   67                   574
                                                                                     ------------------    ------------------
   Net cash provided by financing activities .....................................                8,744                 2,133
                                                                                     ------------------    ------------------

Net increase (decrease) in cash and cash equivalents .............................                  445                (4,058)

Cash and cash equivalents, beginning of period ...................................                  569                 5,285
                                                                                     ------------------    ------------------
Cash and cash equivalents, end of period .........................................   $            1,014    $            1,227
                                                                                     ==================    ==================



Cash payments:                                                                       September 30, 2005    September 26, 2004
                                                                                     ------------------    ------------------

             Interest ............................................................   $              426    $               93
             Income Taxes ........................................................                   18                    75

Non-cash investing and financing activities:
             Issuance of stock for acquisition of business .......................   $              199    $               --

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